Spinoff Transaction	12 Months Ended
Dec. 31, 2024
Reorganizations [Abstract]
Spinoff Transaction	Spinoff Transaction
The Spinoff, as described in Note 2, Basis of Presentation and Accounting Policies, was executed under a Separation Agreement with various other agreements outlining the governance of the Company's relationship with the Former Parent during a transition period, including, but not limited to, Transition Services Agreement ("TSA"), Tax Matters Agreement ("TMA"), and Employee Matters Agreement ("EMA").
The Separation Agreement outlines key provisions of the separation of South Bow into a standalone entity and specifies the assets, liabilities, and contracts assigned to the Company in the Spinoff as well as certain indemnification obligation arrangements for ongoing matters which existed prior to Spinoff. Under this agreement, TC Energy will indemnify South Bow for 86 per cent of total assets, liabilities, and costs associated with the Milepost 14 incident, Keystone XL recoveries, and the existing variable toll disputes on the Keystone Pipeline System (excluding any future disputes with respect to the variable toll after October 1, 2024) subject to a maximum liability to South Bow of $21 million (C$30 million), in aggregate. Any amounts that may ultimately be payable in respect of these net liabilities and costs above the current accrued amount are indeterminable at this time and subject to estimation uncertainty.
The TSA outlines the terms between South Bow and TC Energy's relationship during the interim transition period and outlines certain services that TC Energy will provide to South Bow, for compensation, for a period of up to two years. These services primarily include access to and support of systems that South Bow will continue to use until it has fully implemented new systems to support its business processes as well as warehouse management services.
The TMA governs South Bow's and TC Energy's tax rights and obligations subsequent to Spinoff. The agreement imposes certain restrictions on both South Bow and TC Energy in order to preserve the tax-free status of the Spinoff. In the event the Spinoff is not tax-free, the agreement allocates tax liabilities by generally assigning responsibility to either South Bow or TC Energy to the extent that the failure to qualify is attributable to actions, events or transactions, or a breach of the representations or covenants made by that entity.
The EMA outlines employment-related terms including transfers of employment agreements and their associated benefits and liabilities.
On August 28, 2024, South Bow completed an initial notes offering of U.S. and Canadian dollar-denominated senior unsecured notes and U.S. dollar-denominated junior subordinated notes. During the year, the Company repaid all long-term debt to affiliates of its Former Parent. Refer to Note 18, Long-term Debt for additional information.
The Former Parent billed the Company $5 million for services pursuant to the TSA for the year ended December 31, 2024.
The following table summarizes the indemnity-related balances with the Company's Former Parent at December 31, 2024:

U.S.$ millions		As at December 31, 2024
Transaction	Note	Gross Asset (Liability)	Former Parent Net Asset (Liability) [1]	Net Asset (Liability)
Keystone XL contractual recoveries [2]	13	56	48	8
Variable toll disputes - CER [3]	13, 24	114	98	16
Variable toll disputes - FERC [3]	7, 24	(51)	(44)	(7)
MP-14 costs [4]	13, 24	(30)	(26)	(4)
1.Represents the net asset (liability) attributable to the Former Parent.
2.Contractual recoveries from backstop agreements as a result of the cancellation of the Keystone XL project.
3.Ongoing variable toll disputes filed by customers with the CER and FERC.
4.Amounts related to estimated costs for the MP-14 pipeline incident that occurred in 2022.